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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ---------------------------



                                   FORM 8-K/A



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                              -------------------



      Date of Report (Date of earliest event reported): September 21, 2000



                             MANUGISTICS GROUP, INC.
               (Exact name of issuer as specified in its charter)

Delaware                                             0-22154                      52-1469385
(STATE OR OTHER JURISDICTION OF                      (COMMISSION                  (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)                      FILE NUMBER)                IDENTIFICATION NUMBER)

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                           2115 East Jefferson Street
                            Rockville, Maryland 20852
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)


                                 (301) 984-5000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.  OTHER EVENTS.

           On September 21, 2000, Manugistics Group, Inc. (the "Company") announced that it had signed an agreement to acquire Talus Solutions, Inc., a leading supplier of pricing and revenue optimization products and services.
The Company is filing the following supplemental information relating to the acquisition.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.


The following is filed as an Exhibit to this Report:

Exhibit Number       Description
--------------       -----------
     2               Agreement and Plan of Merger By and Among Manugistics
                     Group, Inc., Talus Solutions, Inc. and Manu Acquisition
                     Corp. dated as of September 21, 2000.
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                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rockville, State of Maryland, on the 11th day of October, 2000.


                                               MANUGISTICS GROUP, INC.


                                               By: /s/ Raghavan Rajaji
                                                   ----------------------------
                                                   Raghavan Rajaji
                                                   Executive Vice President and
                                                   Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit Number       Description
--------------       -----------
     2               Agreement and Plan of Merger By and Among Manugistics
                     Group, Inc., Talus Solutions, Inc. and Manu Acquisition
                     Corp. dated as of September 21, 2000.


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